UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2021 (September 24, 2021)

SILVERGATE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)
4250 Executive Square, Suite 300, La Jolla, CA 92037
(Address of principal executive offices) (Zip Code)

(858) 362-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	SI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SIPrA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☒

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 24, 2021, the Board of Directors (the “Board”) of Silvergate Bank (the “Bank”), the wholly-owned subsidiary of Silvergate Capital Corporation (the "Company"), acting upon the recommendation of the Board’s Compensation Committee, approved the Bank’s Annual Cash Incentive Plan (the “Annual Incentive Plan”). The Annual Incentive Plan is intended to optimize the growth and profitability of the Bank and the Company through incentives consistent with the Bank’s goals by providing annual performance-based bonuses to key management personnel for their contributions to achieving strategic objectives of the Bank. The Annual Incentive Plan will be administered by the Compensation Committee.

Under the Annual Incentive Plan, the Compensation Committee will designate participants and establish performance measures and performance objectives for the potential earning of bonuses with respect to a performance period. The Committee will establish a target bonus for each participant for each performance period. Performance goals may include a threshold level of performance below which no bonus will be paid and levels of performance at which specified percentages of the target bonus may be paid and may also include a maximum level of performance above which no additional bonus will be paid. Performance goals may be based on return on average equity, various strategic initiatives and/or other performance factors and criteria, as established by the Compensation Committee, and performance goals may carry different weighting. The amount of a bonus will be based on a percentage of a participant’s base salary. The Compensation Committee will calculate the amount of the award, which will be paid in cash. The Annual Incentive Plan is effective for the fiscal year 2021 and subsequent years until terminated, and it supersedes and replaces the Bank’s former annual cash bonus program for executive officers.

Participants in the Annual Incentive Plan will be subject to certain forfeiture and/or recoupment provisions and policies if the participant engages in certain types of conduct.

The preceding summary of the Annual Incentive Plan is qualified in its entirety by reference to the full text of such plan, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit

Number	Description

10.1	Silvergate Bank Annual Cash Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Date:	September 27, 2021	By:	/s/ Alan J. Lane
Alan J. Lane President and Chief Executive Officer

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